UNDERWRITING AGREEMENT

MMC ENERGY, INC.

_____ Shares of Common Stock
(Par Value $0.001 Per Share)

UNDERWRITING AGREEMENT

San Francisco, California
___________ ___, 2007

Merriman Curhan Ford & Co.
Canaccord Adams Inc.
SMH Capital Inc.
c/o Merriman Curhan Ford & Co.
600 California Street, 9th Floor
San Francisco, CA 94108

Dear Sirs:

MMC Energy, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the several underwriters named in Schedule A hereto (the “Underwriters”), pursuant to this underwriting agreement (the “Agreement”), an aggregate of ____________ shares (the “Firm Shares”) of common stock of the Company, par value $0.001 per share (the “Common Stock”). In addition, the Company has granted to the Underwriters the option referred to in Section 2(d) hereof to purchase an aggregate of not more than an additional ___________ shares (the “Option Shares”) of Common Stock, if requested by the Underwriters in accordance with Section 2(d) hereof. As used in this Agreement, “Shares” shall mean the Firm Shares and the Option Shares collectively. It is understood that the Underwriters propose to offer the Shares to be purchased hereunder to the public upon the terms and conditions set forth in the Registration Statement (as defined below) after the Effective Date (as defined below) of the Registration Statement.

As the representative of the Underwriters, Merriman Curhan Ford & Co. has informed the Company that Merriman Curhan Ford & Co. is authorized to enter into this Agreement on behalf of the several Underwriters, and that the several Underwriters are willing, on the basis of the representations, warranties and agreements of the Company herein contained, and upon the terms but subject to the conditions herein set forth, acting severally and not jointly, to purchase the number of Firm Shares set forth opposite their respective names in Schedule A hereto, plus their pro rata portion of the Option Shares if Merriman Curhan Ford & Co. elects to exercise the over-allotment option in whole or in part for the account of the several Underwriters.

As the representative of the Underwriters, Merriman Curhan Ford & Co. has also informed the Company that (i) the Underwriters have or will orally provide the pricing information set forth in Schedule B to prospective purchasers prior to confirming sales of the Shares, and (ii) each Underwriter has represented and agreed that, without the prior written consent of the Company and Merriman Curhan Ford & Co., it has not made and will not make any offer relating to the Shares that would constitute a free writing prospectus, and any such free writing prospectus, the use of which has been consented to by the Company and Merriman Curhan Ford & Co., is listed in Schedule 1(b) hereto.

The Company confirms its agreements with respect to the purchase of the Shares by the Underwriters as follows:

1. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the Underwriters that, as of the date hereof, Effective Date, the First Closing Date and each Option Closing Date (each as defined below):

(a) A registration statement on Form SB-2 (File No. 333-141924) relating to the offering of the Shares has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the “Act”), and the rules and regulations of the United States Securities and Exchange Commission (the “Commission”) promulgated pursuant to the Act (the “Rules and Regulations”), and said registration statement has been filed with the Commission under the Act. Amendments to said registration statement have been similarly prepared and filed with the Commission covering the registration of the Shares under the Act including the related preliminary prospectus or preliminary prospectuses (each being hereinafter referred to as a “Preliminary Prospectus” as further defined below), each of which has been furnished to the Underwriters. Each Preliminary Prospectus was endorsed with the legend required by Item 501 of Regulation S-B of the Rules and Regulations (“Regulation S-B”). As used in this Agreement and unless the context indicates otherwise, the term “Registration Statement” refers to and means said registration statement, all exhibits, financial statements and schedules included therein and the Prospectus included therein, as finally amended and revised on or prior to the Effective Date (as defined below), and, in the event of any post-effective amendment thereto or if any Rule 462(b) Registration Statement becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be, and shall also include any Rule 430A Information (as defined below) to be included in the Prospectus included therein at the Effective Date, as provided by Rule 430A. The term “Effective Date” shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or becomes effective. The term “Preliminary Prospectus” refers to and means a preliminary prospectus filed with the Commission and included in said Registration Statement before the Effective Date and any preliminary prospectus included in the Registration Statement at the Effective Date that omits Rule 430A Information; the term “Pricing Prospectus” shall mean the Preliminary Prospectus included in the Registration Statement immediately prior to the Applicable Time; the term “Applicable Time” shall mean ___:_____, New York time, on the date of this Agreement [Note: insert the time which, or a time immediately prior to a time, the Shares are priced]; the term “Issuer Free Writing Prospectus” shall mean any “issuer free writing prospectus” as defined in Rule 433 under the Act; the term “Rule 430A Information” shall mean information with respect to the Shares and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A; and, the term “Prospectus” refers to and means the prospectus relating to the Shares that is first filed pursuant to Rule 424(b) or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Shares included in the Registration Statement at the Effective Date. If the Registration Statement is amended or such Prospectus is supplemented after the Effective Date and prior to the Option Closing Date, then the terms “Registration Statement” and “Prospectus” shall include such documents as so amended or supplemented. Each Preliminary Prospectus and the Prospectus delivered to the Underwriters for use in connection with the offer and sale of the Shares was identical to the electronic version filed with the Commission via EDGAR, except to the extent permitted by Regulation S-T.

(b) (i)  The Pricing Prospectus as supplemented by any Issuer Free Writing Prospectus, other documents and pricing information listed in Schedule 1(b) hereto, taken together (collectively, the “Pricing Disclosure Package”) as of the Applicable Time did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) each Issuer Free Writing Prospectus listed in Schedule 1(b) hereto does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus, and each such Issuer Free Writing Prospectus, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the foregoing representations and warranties shall not apply to statements or omissions made in the Pricing Prospectus or in an Issuer Free Writing Prospectus in reliance upon and conformity with written information furnished to the Company through Merriman Curhan Ford & Co. by or on behalf of any Underwriter expressly for inclusion therein. Each of the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendment to the Registration Statement or the Rule 462(b) Registration Statement, as the case may be, at the time it became effective and at all subsequent times, complied and will comply in all material respects with the Act and the applicable Rules and Regulations and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Each Preliminary Prospectus, as of its date, and the Prospectus, as amended or supplemented, as of its date and at all subsequent times through the First Closing Date and any Option Closing Date, did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties set forth in the two immediately preceding sentences do not apply to statements in or omissions from the Registration Statement, any Rule 462(b) Registration Statement, or any post-effective amendment to the Registration Statement or the Rule 462(b) Registration Statement, as the case may be, or the Prospectus, or any amendments or supplements thereto, made in reliance upon and in conformity with information furnished to the Company in writing through Merriman Curhan Ford & Co. by or on behalf of any of the Underwriters expressly for inclusion therein.

(c) Neither the Commission nor any state regulatory authority has issued an order preventing or suspending the use of any Preliminary Prospectus nor has the Commission or any such authority instituted or, to the Knowledge of the Company (as defined below), threatened to institute any proceedings with respect to such an order. When representations or warranties in this Agreement are qualified to the “Knowledge of the Company,” they are given by the Company to the extent of and qualified in all respects by the facts actually known to any of the executive officers or directors of the Company, with an obligation of reasonable inquiry on the part of such executive officers and directors, prior to the date such representations or warranties are made.

(d) The Company has not distributed and will not distribute, prior to the later of the Option Closing Date and the completion of the Underwriters’ distribution of the Shares, any offering material in connection with the offering and sale of the Shares other than a Preliminary Prospectus, the Prospectus, the Registration Statement or, following receipt of written consent of Merriman Curhan Ford & Co., which shall not be unreasonably withheld or delayed, any Issuer Free Writing Prospectus.

(e) This Agreement has been duly authorized, executed and delivered by, and assuming due authorization, execution and delivery by the other parties hereto, is a valid and binding agreement of, the Company, enforceable against the Company in accordance with its terms, except as rights to indemnification and contribution hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

(f) The Company has been duly incorporated and is now, and at the First Closing Date (as defined below) and each Option Closing Date (as defined below) will be, validly existing as a corporation and in good standing under the laws of the State of Delaware, and has the corporate power and authority (i) to own or lease, as the case may be, its properties, whether tangible or intangible, and conduct its business as presently conducted and as described in the Pricing Prospectus (the “Business”) and (ii) to execute, deliver and perform this Agreement and consummate the transactions contemplated hereby and thereby. The Company has no subsidiaries other than those subsidiaries set forth on Exhibit 21.1 of the Registration Statement (each, a “Subsidiary” and collectively, the “Subsidiaries”). Each of the Subsidiaries has been duly incorporated and is now, and at the Closing Dates (as defined below) will be, validly existing as a limited liability company in good standing under the laws of its respective jurisdiction as set forth on such Exhibit. Each of the Subsidiaries has the power and authority to own or lease, as the case may be, its properties, whether tangible or intangible, and to conduct its business as presently conducted and described in the Pricing Prospectus. Each of the Company and its Subsidiaries is duly qualified as a foreign corporation or entity to transact business and is in good standing in each jurisdiction in which the nature of the business transacted by it or the character or location of its properties, in each case taken as a whole, makes such qualification necessary, except where the failure to so qualify or be in good standing would not have a material adverse effect upon the condition (financial or otherwise), results of operations, income, stockholders’ equity, net worth, business, assets, or properties of the Company and the Subsidiaries, taken as a whole (a “Material Adverse Effect”). The Company owns, directly or indirectly, all of the issued and outstanding shares of capital stock or other equity and ownership and/or voting interests of each of the Subsidiaries, free and clear of any security interests, liens, encumbrances, claims and charges other than as disclosed in the Registration Statement and the Pricing Prospectus, and all of such shares or other interests have been duly authorized and validly issued and are fully paid and non-assessable. There are no options or warrants for the purchase of, or other rights to purchase or acquire, or outstanding securities convertible into or exchangeable for, any capital stock or other securities or interests of the Subsidiaries. Other than the Subsidiaries, the Company has no equity interests in any entity. Each of the Company and its Subsidiaries, and, as necessary, any property owned or leased by the Company and the Subsidiaries, holds such permits, licenses, certifications, registrations, approvals, consents, orders, franchises and other authorizations (collectively, “Permits”) from state, federal, local, or to the Knowledge of the Company, foreign or other regulatory authorities, including the California Independent System Operators (“CAISO”), the Federal Regulatory Energy Commission, the California Public Utility Commission and the California Energy Commission, necessary for the conduct of its Business and is in compliance with all laws and regulations and all orders and decrees applicable to it or to such Business, except where the failure to hold such Permits or comply with such laws, regulations, orders or decrees would not result in a Material Adverse Effect, and there are no proceedings pending or, to the Knowledge of the Company, threatened, seeking to cancel, terminate or limit such Permits.

(g) The consolidated financial statements of the Company and its Subsidiaries, including the related notes, filed with the Commission as part of the Registration Statement and included in the Pricing Prospectus are correct in all material respects and fairly present the financial position of the Company and its Subsidiaries as of the dates thereof and the results of operations and cash flows of the Company for the periods indicated therein and comply as to form in all material respects with the applicable accounting requirements included in Regulation S-X of the Rules and Regulations (“Regulation S-X). Such financial statements have been prepared in accordance with generally accepted accounting principles applied in the United States (“GAAP”) applied on a consistent basis throughout the periods involved, except as otherwise stated in the Registration Statement and the Pricing Prospectus; provided, however, that financial statements that are unaudited are subject to year-end adjustments and do not contain all footnotes required under GAAP. The selected consolidated financial data set forth in the Registration Statement and the Pricing Prospectus fairly present in all material respects the information shown therein at the dates thereof and for the periods covered thereby and have been presented on a basis consistent with that of the audited and unaudited financial statements included in the Registration Statement and the Pricing Prospectus. Except as included in the Registration Statement and the Pricing Prospectus, no other financial statement or supporting schedules are required to be included in the Registration Statement. All disclosures contained in the Registration Statement, the Pricing Disclosure Package, the Prospectus and the Pricing Prospectus regarding “non-GAAP financial measures” (as such term is defined by the Rules and Regulations) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-B under the Act, to the extent applicable. The Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations or any “variable interest entities” within the meaning of Financial Accounting Standards Board Interpretation No. 46), not disclosed in the Registration Statement, the Pricing Disclosure Package, the Prospectus and the Pricing Prospectus.

(h) The accounting firm of Russell Bedford Stephanou Mirchandani LLP (“Russell Bedford”), which has audited the consolidated financial statements filed with the Commission as part of the Registration Statement and Pricing Prospectus, are registered independent public accountants with the Public Company Accounting Oversight Board as required by the Act and the Rules and Regulations, and the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the rules and regulations thereunder. Except as described in the Pricing Prospectus and as pre-approved in accordance with the requirements set forth in Section 10A of the 1934 Act, Russell Bedford has not been engaged by the Company to perform any “prohibited activities” (as defined in Section 10A of the 1934 Act).

(i) Subsequent to the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus and the Company’s latest financial statements filed with the Commission as a part thereof, and except as described in the Registration Statement and the Pricing Prospectus, (i) neither the Company nor any Subsidiary has incurred any material liability or obligation, direct or contingent, or entered into any material transactions whether or not incurred in the ordinary course of business; (ii) neither the Company nor any Subsidiary has sustained any material loss or interference with its business from fire, storm, explosion, flood or other casualty (whether or not such loss is insured against), or from any labor dispute or court or governmental action, order or decree; (iii) there has not been, and through and including the First Closing Date, there will not be, any change in the capital stock or any material increase in the long-term debt or other securities of the Company; (iv) the Company has not paid or declared any dividend or other distribution on the Common Stock or its other securities or redeemed or repurchased any of the Common Stock or other securities, and (v) no change, event, development or circumstance has occurred that would reasonably be expected to result in a Material Adverse Effect.

(j) Except in connection with the listing of the Common Stock on the NASDAQ Global Market or as have been obtained or made under the Act, the rules of the National Association of Securities Dealers, Inc. (“NASD”) (including approval of underwriting compensation) or, to the Knowledge of the Company, the “blue sky” or securities laws of any state, no Permits of or filing with any government or governmental instrumentality, agency, body or court, are required (i) for the valid authorization, issuance, sale and delivery of the Firm Shares and the Option Shares to the Underwriters pursuant to this Agreement, and (ii) the consummation by the Company of the transactions contemplated by this Agreement.

(k) Except as disclosed in the Registration Statement and Pricing Prospectus, there is neither pending nor, to the Knowledge of the Company, threatened against the Company or any Subsidiary any claim, action, suit, or proceeding at law or in equity, arbitration, investigation or inquiry to which the Company or any of its respective officers, key employees, directors or 5% or greater securityholders is a party and involving the Company’s or any Subsidiary’s properties or businesses, before or by any court, arbitration tribunal or governmental instrumentality, agency, or body.

(l) There is no contract or other document that is required by the Act or by the Rules and Regulations to be described in the Registration Statement or the Pricing Prospectus or to be filed as an exhibit to the Registration Statement that has not been so described or filed as required; each contract or document that has been described in the Registration Statement and Pricing Prospectus has been described accurately, in all material respects, and presents fairly, in all material respects, the information required to be described; each such contract or document that is filed as an exhibit to the Registration Statement is and shall be in full force and effect at the Closing Date or shall have been terminated in accordance with its terms or as set forth in the Registration Statement and Pricing Prospectus; and no party to any such contract has given notice to the Company or any Subsidiary of the cancellation of or, to the Knowledge of the Company, has threatened to cancel, any such contract, and except as described in the Registration Statement and Pricing Prospectus, neither the Company nor any Subsidiary is in material default thereunder. Except as described in the Registration Statement and the Pricing Prospectus, there is no voting or other stockholder agreement between the Company and any of its stockholders or, to the Knowledge of the Company, between or by and among any stockholders of the Company. There are and, as of the Closing Date, there will be, no loans to the Company from any officers, directors, securityholders or consultants, or any affiliates thereof, except as described in the Registration Statement and Pricing Prospectus.

(m) The Company and Subsidiaries have good and marketable title to all real property reflected in the Pricing Prospectus and the financial statements referred to in Section 1(g) above as owned by them and good title to all other properties reflected in such financial statements as owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (i) are described in the Pricing Prospectus or (ii) do not, singly or in the aggregate, materially affect the value of such property and do not materially interfere with the use made or to be made of such property by the Company or any of the Subsidiaries, as applicable. Each of the Company and the Subsidiaries has good title to all of its personal property (tangible and intangible) and assets reflected as owned in the financial statements referred to in Section 1(g) above, including any licenses, trademarks and copyrights, described in the Registration Statement and Pricing Prospectus as owned by it, free and clear of all security interests, liens, charges, mortgages, encumbrances and restrictions other than as disclosed in the Registration Statement and the Pricing Prospectus and other than such security interests, liens, charges, mortgages, encumbrances and restrictions that do not materially affect the value of such property or materially interfere with the use made or proposed to be made of such property by the Company or its Subsidiaries. The material leases, subleases and licenses under which the Company or a Subsidiary is entitled to lease, hold or use any real or personal property, are valid and enforceable by the Company and the Subsidiaries; all rentals, royalties or other payments accruing thereunder that became due prior to the date of this Agreement have been duly paid except where such non-payment would not reasonably be expected to have a Material Adverse Effect; none of the Company, any Subsidiary, or, to the Knowledge of the Company, any other party, is in default in respect of any of the terms or provisions of any such material lease, sublease or license; and no claim of any sort has been asserted in writing by anyone against the Company or any Subsidiary under any such lease, sublease or license affecting or questioning the rights of the Company or any Subsidiary to the continued use or enjoyment of the rights and property covered thereby. Neither the Company nor any Subsidiary has received notice of any violation of any applicable law, ordinance, regulation, order or requirement relating to its owned or leased properties, except for any such violation that would not reasonably be expected to result in a Material Adverse Effect. Each of the Company and each Subsidiary owns or leases all such properties as are necessary to its operations as now conducted and as proposed to be conducted as set forth in the Registration Statement and Prospectus.

(n) Each of the Company and the Subsidiaries has filed with the appropriate federal, state and local governmental agencies, and all appropriate foreign countries and political subdivisions thereof, all tax returns, including franchise tax returns, which are required to be filed by it or has duly obtained extensions of time for the filing thereof and has paid all material taxes required to be paid by it as shown on such returns and all other material assessments against it, to the extent that the same have become due and are not being contested in good faith; and the provisions for income taxes payable, if any, shown on the financial statements filed as part of the Registration Statement and the Pricing Prospectus are sufficient for all accrued and unpaid foreign and domestic taxes, whether or not disputed, and for all periods to and including the dates of such consolidated financial statements. None of the Company nor any Subsidiary has executed or filed with any taxing authority, foreign or domestic, any agreement extending the period for assessment or collection of any income taxes and is not a party to any pending action or proceeding by any domestic or, to the Knowledge of the Company, foreign governmental agency for assessment or collection of material taxes; no claims for material assessment or collection of material taxes have been asserted in writing against the Company; and there is no material tax deficiency that has been or, to the Knowledge of the Company, might be asserted or threatened against the Company or its Subsidiaries.

(o) Each of the Company and the Subsidiaries are insured by recognized, financially sound and reputable institutions with policies in such amounts, with such deductibles and covering such risks as the Company reasonably believes is adequate and customary for their businesses including, but not limited to, policies covering real and personal property owned or leased by the Company and the Subsidiaries against theft, damage, destruction, acts of vandalism, general liability and directors and officers liability. The Company has no reason to believe that it or any Subsidiary will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted without incurring a material additional cost to the Company. Neither of the Company nor any Subsidiary has been denied any insurance coverage that it has sought or for which it has applied. To the Knowledge of the Company, there are no facts or circumstances that would require it or a Subsidiary to notify its insurers of any material claim of which notice has not been made or will not be made in a timely manner. To the Knowledge of the Company, there are no facts or circumstances under any of its or any Subsidiary’s existing insurance policies that would relieve any insurer of its obligation to satisfy in full any existing valid claim of the Company or a Subsidiary under any such policies.

(p) Except as disclosed in the Registration Statement and the Pricing Prospectus, each of the Company and the Subsidiaries owns or otherwise possesses adequate, and to the Knowledge of the Company, enforceable, and unrestricted rights to use all patents, patent applications, patent rights, licenses, inventions, collaborative research agreements, trade secrets, know-how, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, works of authorship, formulae, customer lists, designs, technical data and other proprietary rights and intellectual property (including other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) that are necessary to or used in the conduct of its businesses as now conducted or as proposed to be conducted as described in the Registration Statement and Pricing Prospectus (collectively, the “Intellectual Property”) except where the failure to so own or possess such rights could not, in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as described in the Registration Statement and Pricing Prospectus, (i) the Company or one of its Subsidiaries is the beneficial and record owner of all right, title and interest in, to and under the Intellectual Property, free and clear of all liens, security interests, charges, encumbrances or other adverse claims and has the right to use the Intellectual Property without payment to a third party; (ii) there is no pending or, to the Knowledge of the Company, threatened, action, suit, proceeding or claim by others challenging the Company’s or any Subsidiary’s rights in or to, or the validity or scope of, any Intellectual Property, nor, to the Knowledge of the Company, do there exist any facts that would form a reasonable basis for any such claim; (iii) to the Knowledge of the Company, neither the Company nor any Subsidiary has infringed, is infringing upon, or is otherwise in conflict with the intellectual property rights of others; (iv) none of the Company nor any Subsidiary has received any notice that it has or may have infringed, is infringing upon, or is in conflict with the intellectual property rights of others; (v) there is no pending or, to the Knowledge of the Company, threatened, action, suit, proceeding or claim by others alleging that the Company or any Subsidiary infringes, is in conflict with, or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, nor, to the Knowledge of the Company, do there exist any facts that would form a reasonable basis for any such claim; (vi) to the Knowledge of the Company, no others have infringed upon the Intellectual Property of the Company or any Subsidiary; (vii) neither the Company nor any Subsidiary is obligated or under any liability whatsoever to make any payment by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, intellectual property rights not owned or controlled by the Company or such Subsidiary or in connection with the conduct of the Business; (viii) the expiration of any patents, patent rights, trade secrets, trademarks, service marks, trade names or copyrights would not result in a Material Adverse Effect that is not otherwise disclosed in the Pricing Prospectus; and (ix) the Company has taken commercially reasonable security measures (it being recognized that not taking any action may be commercially reasonable in respect to an item of information) to protect the secrecy, confidentiality and value of all material proprietary technical information developed by and belonging to the Company that has not been patented.

(q) Except as described in the Registration Statement and Pricing Prospectus, neither the Company nor any officer, director or any other affiliate of the Company (as such term is defined in Rule 405 promulgated under the Rules and Regulations) has incurred any liability for or entered into any agreement providing for a finder’s fee or similar fee in connection with the transactions contemplated by this Agreement.

(r) Neither the Company nor any of its officers, directors, or, to the Knowledge of the Company, other affiliates (as such term is defined in Rule 405 promulgated under the Rules and Regulations) has taken, and each officer or director has agreed that he will not take, and the Company has used reasonable efforts to cause each of its affiliates not to have taken or take, directly or indirectly, any action designed to constitute or that has constituted or that might cause or result in the stabilization or manipulation of the price of any security of the Company or other violation under Regulation M promulgated under the 1934 Act or otherwise, to facilitate the sale or resale of the Shares.

(s) Except as disclosed in the Registration Statement and Pricing Prospectus under the caption “Certain Relationships and Related Party Transactions,” no person related to the Company as described in Item 404(a) of Regulation S-B promulgated under the Act has or has had during the past three fiscal years of the Company, either directly or indirectly, (i) a material interest in any person or entity that (A) furnishes or sells products that are furnished or sold or are proposed to be furnished or sold by the Company or any Subsidiary, or (B) purchases from or sells or furnishes to the Company or any Subsidiary any goods or services, or (ii) a beneficial interest in any contract or agreement to which the Company or any Subsidiary is a party or by which it may be bound or affected. There are no existing agreements, arrangements, or transactions between or among the Company or any Subsidiary and any officer, director of the Company or any Subsidiary that are required to be described in the Registration Statement and the Pricing Prospectus under the caption “Certain Relationships and Related Party Transactions” and that are not so described.

(t) The minute books of the Company have been provided to the Underwriters through Morrison & Foerster LLP, counsel for the Underwriters (“Underwriters’ Counsel”), and contain accurate summaries of all meetings and actions of the directors, all committees of the Board of Directors and stockholders of the Company since February 13, 2003, and reflect all transactions referred to in such minutes accurately in all material respects. The minute books of each Subsidiary have been provided to the Underwriters through Underwriters’ Counsel and contain accurate summaries of all meetings and actions of the directors, all committees of the board of directors and stockholders of such Subsidiary since February 13, 2003, and reflect all transactions referred to in such minutes accurately in all material respects.

(u) The Company had at the date or dates indicated in the Registration Statement and Pricing Prospectus a duly authorized, issued and outstanding capitalization as set forth in the Registration Statement and the Pricing Prospectus. Based on the assumptions stated in the Registration Statement and the Pricing Prospectus, the Company will have on the Closing Date the as-adjusted stock capitalization set forth therein. Except as set forth in the Registration Statement or the Pricing Prospectus, on the Effective Date and on the Closing Date, there will be no options to purchase, warrants or other rights to subscribe for, or any securities or obligations convertible into, or any contracts or commitments or preemptive rights or rights of first refusal to issue or sell shares of the Company’s or any Subsidiary’s capital stock or any such warrants, convertible securities or obligations. Except as set forth in the Registration Statement or the Pricing Prospectus, no holder of any of the Company’s securities has any rights, “demand,” “piggyback” or otherwise, to have such securities registered under the Act, and all holders with any such rights have agreed not to exercise such rights with respect to the Registration Statement. The Company has the right under the terms of its agreements with the holders of its securities to exclude from the Registration Statement (by amendment or otherwise) any securities held by such holders.

(v) The Shares and the other securities of the Company conform in all material respects to all descriptions and statements in relation thereto in the Registration Statement and Pricing Prospectus; the outstanding shares of Common Stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; the outstanding options and warrants to purchase Common Stock have been duly authorized and validly issued and constitute the valid and binding obligations of the Company, and none of such outstanding shares of Common Stock or outstanding warrants or options to purchase Common Stock were issued in violation of the pre-emptive rights, rights of first refusal or similar rights to subscribe for or purchase securities of the Company of any stockholder of the Company. The offers and sales of the outstanding Common Stock and outstanding options and warrants to purchase Common Stock since February 13, 2003 (to the Knowledge of the Company with respect to periods prior to May 15, 2006) were at all relevant times either registered under the Act and the applicable state securities or “blue sky” laws or exempt from such registration requirements. None of the offers and sales of the outstanding Common Stock or outstanding options or warrants to purchase Common Stock are required to be integrated (within the meaning of the Act) with the offered sale of the Shares.

(w) The issuance and sale of the Shares to be purchased by the Underwriters from the Company have been duly authorized and, upon delivery against payment therefor as contemplated by this Agreement, will be validly issued, fully paid and non-assessable and will conform in all material respects to the description of the Shares contained in the Pricing Prospectus.

(x) Each officer and director of the Company has agreed to sign an agreement substantially in the form attached hereto as Exhibit A (the “Lock-up Agreements”). The Company has provided to Underwriters’ Counsel true, accurate and complete copies of all of the Lock-up Agreements presently in effect or effected hereby.

(y) Neither the Company, nor any Subsidiary or any agent of the Company or any Subsidiary, acting on behalf of the Company, has at any time (i) made any contributions to any candidate for political office in violation of law, or failed to disclose fully any such contributions in violation of law, (ii) made any payment to any state, federal or foreign governmental officer or official, or any other person charged with similar public or quasi-public duties, other than payments required or allowed by applicable law or (iii) made any payment of funds of the Company or any Subsidiary or received or retained any funds in violation of any law, rule or regulation and under circumstances requiring the disclosure of such payment, receipt or retention of funds in the Registration Statement and Pricing Prospectus. The Company’s and the Subsidiaries’ internal accounting controls and procedures are sufficient to cause the Company and the Subsidiaries to comply in all material respects with the Foreign Corrupt Practices Act of 1977, as amended.

(z) The Company is not an “investment company” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended. After giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Registration Statement and Pricing Prospectus, the Company will not be an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

(aa) The confidentiality agreements between the Company or the Subsidiaries and their officers, employees and consultants are binding and enforceable obligations upon the other parties thereto in accordance with their terms, except to the extent enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting creditors’ rights generally and to the extent that the remedy of specific performance and injunction or other forms of equitable relief may be subject to equitable defenses and the discretion of the court before which any proceeding therefor may be brought.

(bb) Except as set forth in the Registration Statement and Pricing Prospectus, none of the Company or any Subsidiary has employee benefit plans (including, without limitation, profit sharing and welfare benefit plans) or deferred compensation arrangements that are subject to the provisions of the United States Employee Retirement Income Security Act of 1974 (“ERISA”), it being understood that neither the Registration Statement nor the Pricing Prospectus disclose that such employee benefit plans are subject to ERISA. The Company has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of ERISA and the regulations and published interpretations thereunder with respect to each “plan” (as defined in Section 3(3) of ERISA and such regulations and published interpretations) in which employees of the Company or any Subsidiary are eligible to participate and each such plan subject to ERISA is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations. None of the Company or any Subsidiary has incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA.

(cc) The Company has filed a registration statement on Form 8-A with respect to its Common Stock under Section 12(b) of the 1934 Act and such registration statement has been declared effective by the Commission. The Company has filed listing applications with respect to its Common Stock with The NASDAQ Stock Market (“NASDAQ”), such listing applications have been accepted by, and the Shares have been approved for listing on, the NASDAQ Global Market, subject to official notices of issuance. The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the 1934 Act, nor has the Company received any notification that the Commission or NASDAQ is contemplating terminating such registration or listing.

(dd) None of the Company nor any Subsidiary nor, to the Knowledge of the Company, any power-generating facility owned by the Company or any Subsidiary is involved in any labor disputes with any of its employees or independent contractors at the facilities and, to the Knowledge of the Company, no employee or any such independent contractor has threatened the commencement of any labor disputes with the Company or any Subsidiary or involving any such facility owned by the Company, that, in either case, would reasonably be expected to result in a Material Adverse Effect, nor has the Company or any Subsidiary received any notice of any bankruptcy, labor disturbance or other event affecting any of its principal independent contractors, suppliers or customers that would reasonably be expected to result in a Material Adverse Effect. Each of the Company and each Subsidiary is in compliance in all material respects with all federal, state, local, and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours that are applicable to them, and the Company has no Knowledge that any independent contractor that provides workers at the Company’s power-generating facilities is not in compliance with all federal, state, local, and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours with respect to such workers except for such non-compliance as could not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any Subsidiary has received notice of any pending investigations involving the Company or any Subsidiary or any such facility, by the U.S. Department of Labor or any other governmental agency responsible for the enforcement of such federal, state, local, or foreign laws and regulations. There is no unfair labor practice charge or complaint against the Company or any Subsidiary pending before the National Labor Relations Board or, to the Knowledge of the Company, any strike, picketing, boycott, labor dispute, slowdown or stoppage pending or threatened against or involving the Company or any Subsidiary or any such facility and none has ever occurred. No collective bargaining representation question exists respecting the employees of the Company or any Subsidiary and to the Knowledge of the Company, each independent contractor that provides workers at the Company’s power generating facilities, and no collective bargaining agreement or modification thereof is currently being negotiated by the Company or any Subsidiary or any such independent contractor. Neither the Company nor any Subsidiary has received notice that any grievance or arbitration proceeding is pending under any expired or existing collective bargaining agreements of the Company or any Subsidiary.

(ee) The Company has provided to Underwriters’ Counsel, complete and accurate copies of all agreements, certificates, correspondence and other items, documents and information requested by such counsel.

(ff) The Company’s board of directors has validly appointed an audit committee whose composition satisfies the requirements of the 1934 Act and the rules and regulations of the Commission adopted thereunder, and Rules 4200 and 4350 of the rules of NASDAQ. The Company’s audit committee has adopted a charter that satisfies the 1934 Act and the rules and regulations of the Commission adopted thereunder, and Rules 4200 and 4350 of NASDAQ.

(gg) The Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has taken all necessary actions to ensure that, upon and at all times after effectiveness of the Registration Statement, it will establish and maintain disclosure controls and procedures (as such term is defined in Rules 13a-15 and 15d-15 under the 1934 Act) that are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s principal executive officer and its principal financial officer by others within those entities. The Company is not aware of (x) any material weakness in the design or operation of internal controls over financial reporting that could adversely affect the Company’s ability to record, process, summarize and report financial data; or (y) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting. The Company presented in its Form 10-QSB for the quarter ended March 31, 2007 (such end date, the “Evaluation Date”) the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company’s internal controls (as such term is defined in Item 307(b) of Regulation S-B under the Exchange Act) that has materially affected or is reasonably likely to affect the Company’s internal controls.

(hh) The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated by the Commission thereunder (the “Sarbanes-Oxley Act”) that are applicable, or will be applicable as of the date of payment for and delivery of the Firm Shares pursuant hereto, to the Company.

(ii) Except as set forth in the Registration Statement and Pricing Prospectus (exclusive of any supplement thereto), the Company and each of the Subsidiaries (A) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants applicable to its Business (“Environmental Laws”), except where any non-compliance would not reasonably be expected to result in a Material Adverse Effect, (B) have received and is in compliance with all Permits required under applicable Environmental Laws to conduct its Business, except where failure to receive or any non-compliance would not reasonably be expected to result in a Material Adverse Effect, and (C) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants. The Company has not received written notice and, to the Knowledge of the Company, has not been named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

(jj) In the ordinary course of its Business, the Company and each of the Subsidiaries conduct a periodic review of the effect of Environmental Laws on the Business, operations and properties of the Company and its Subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any Permit, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review and the amount of its established reserves, the Company has reasonably concluded that such associated costs and liabilities would not, individually or in the aggregate, result in a material expenditure by the Company or any Subsidiary.

(kk) To the Knowledge of the Company, after reasonable investigation under the circumstances, there are no affiliations or associations between any member of the NASD and any Company officer, director or holder of 5% or more of the Company’s securities, except as set forth in the Registration Statement and the Pricing Prospectus.

(ll) The statistical and market-related data included under the captions “Summary,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and “Business” in the Pricing Prospectus and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate in all material respects.

(mm) The issue and sale of the Shares and the compliance by the Company with this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under (i) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries is bound or to which any of the property or assets of the Company or any of the Subsidiaries is subject; (ii) the provisions of the Certificate of Incorporation or By-laws of the Company, each as amended as of the date hereof; or (iii) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their properties, except, in the case of clauses (i) and (iii) above, for such conflicts, breaches or violations as would not, individually or in the aggregate, result in a Material Adverse Effect or affect the ability of the Company to perform in all material respects its obligations under this Agreement.

(nn) Neither the Company nor any of the Subsidiaries is (i) in violation of its certificate of incorporation, by-laws or other organizational instruments or (ii) in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound.

(oo) No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) (a “Forward Looking Statement”) contained in the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus, including the statements (including the assumptions described therein) included under the heading “Financial Model” in the Issuer Free Writing Prospectus identified on Schedule 1(b) hereto, has been made or reaffirmed without a reasonable basis for the matters described therein or has been disclosed other than in good faith.

(pp) The operations of the Company and the Subsidiaries are and have been conducted at all times in material compliance with applicable financial record keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions to which the Company or the Subsidiaries are subject, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the Knowledge of the Company, threatened.

(qq) Except as described in or contemplated by the Pricing Prospectus and the Prospectus, no Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on its capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s material property or assets to the Company or any other subsidiary of the Company.

(rr) The Company is not an “ineligible issuer” (as defined in Rule 405 promulgated under the Act). The Company is subject to the reporting requirements of the 1934, Act, and has filed all reports required thereby.

Any certificate signed by an officer of the Company in his capacity as such and delivered to the Underwriters or Underwriters’ Counsel pursuant to this Agreement shall be deemed a representation and warranty by the Company to the Underwriters as to the matters set forth in such certificate as of the dates specified therein or if no date is specified, as of the date thereof.

2. Purchase, Delivery and Sale of the Shares.

(a) Upon the basis of the representations, warranties and agreements of the Underwriters herein contained, and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the several Underwriters the respective number of Firm Shares set forth opposite the name of such Underwriter in Schedule A hereto. Upon the basis of the representations, warranties and agreements of the Company herein contained, and subject to the terms and conditions herein set forth, the Underwriters agree, severally and not jointly, to purchase from the Company the respective number of Firm Shares set forth opposite their names on Schedule A, subject to adjustment in accordance with Section 9 hereof. The purchase price per Share to be paid by the several Underwriters to the Company shall be U.S.$___ per share.

Payment for the Firm Shares to be sold by the Company shall be made at the First Closing Date (and, in the case of the Option Shares, if applicable, at the Option Closing Date) by wire transfer of immediately available funds to the order of the Company.

(b) Delivery by the Company of the Firm Shares to be purchased by the Underwriters and payment therefor by the Underwriters shall be made by the Company and the Underwriters at 9:00 a.m. New York time, at the offices of DLA Piper US LLP, 1251 Avenue of the Americas, New York, NY 10020 (the “DLA Office”), or at such other place as may be agreed upon among the Underwriters and the Company, on the third full business day following the date of this Agreement, or, if this Agreement is executed and delivered after 1:30 P.M., New York time, on the fourth full business day following the date of this Agreement, or at such other time and date not later than seven full business days following the first day that Shares are traded as the Underwriters and the Company may determine (or at such time and date to which payment and delivery shall have been postponed pursuant to this Section 2), such time and date of payment and delivery being herein called the “First Closing Date”; provided, however, that if the Company has not made available to the Underwriters copies of the Prospectus within the time provided in this Agreement, the Underwriters may, in their sole discretion, postpone the Closing Date until no later than two full business days following delivery of copies of the Prospectus to the Underwriters.

(c) Subject to the terms and conditions of this Agreement, and on the basis of the representations, warranties and agreements of the Company contained herein, for the purposes of covering any over-allotments in connection with the distribution and sale of the Firm Shares as described in the Registration Statement and Pricing Prospectus, the Underwriters are hereby granted an option to purchase all or any part of the Option Shares from the Company. The purchase price to be paid per share for the Option Shares will be the same price as the price per Firm Share set forth in Section 2(a) hereof. The option granted hereby may be exercised by notice from the Underwriters to the Company, in accordance with Section 2(e) hereof solely by the Underwriters as to all or any part of the Option Shares at any time within 30 days after the Effective Date. The Underwriters will not be under any obligation to purchase any Option Shares prior to the exercise by the Underwriters of such option in accordance with Section 2(d) hereof.

(d) The option granted pursuant to Section 2(c) hereof may be exercised by Merriman Curhan Ford & Co. by giving notice to the Company, which must be confirmed by a letter or facsimile setting forth the number of Option Shares to be purchased by the Underwriters, the date and time for delivery of and payment for the Option Shares to be purchased and stating that the Option Shares referred to therein are to be used for the sole purpose of covering over-allotments in connection with the distribution and sale of the Firm Shares by the Underwriters. If such notice is given prior to the First Closing Date, the date set forth therein for such delivery and payment will be the First Closing Date. If such notice is given on or after the First Closing Date, the date set forth therein for such delivery and payment will not be earlier than two full business days thereafter. In either event, the date so set forth will not be more than 15 full business days after the date of such notice. The date and time set forth in such notice is herein called the “Option Closing Date.” Upon exercise of such option, through the Underwriters’ delivery of the aforementioned notice, the Company will become obligated to convey to the Underwriters, and, subject to the terms and conditions set forth in this Section 2(d), the Underwriters will become obligated to purchase, the number of Option Shares specified in such notice. If any Option Shares are to be purchased, each Underwriter agrees, severally and not jointly, to purchase the number of Option Shares (subject to such adjustments to eliminate fractional shares as the Underwriters may determine) that bears the same proportion to the total number of Option Shares to be purchased as the number of Firm Shares set forth on Schedule A opposite the name of such Underwriter bears to the total number of Firm Shares, subject to any adjustment in accordance with Section 8. The Underwriters may cancel the option at any time prior to its expiration by giving written notice of such cancellation to the Company.

(e) The Company shall deliver, or cause to be delivered, a credit representing the Firm Shares to an account or accounts at The Depository Trust Company (“DTC”) for the accounts of the Underwriters at the First Closing Date, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The Company shall also deliver, or cause to be delivered, a credit representing the Option Shares to an account or accounts at DTC for the accounts of the Underwriters, at the First Closing Date or the Option Closing Date, as the case may be, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriters. Not later than 12:00 noon on the second business day following the date the Shares are released by the Underwriters for sale to the public, the Company shall deliver or cause to be delivered copies of the Prospectus in such quantities and at such places as the Underwriters shall request.

(f) Unless the Shares are to be delivered by a “fast” transfer, the Company will make the certificates for the Shares to be purchased by the Underwriters hereunder available to the Underwriters for inspection, checking and packaging at the office of the Company’s transfer agent or correspondent in San Francisco, California, not less than one full business day prior to the First Closing Date and the Option Closing Date, as the case may be (both of which are collectively referred to herein as the “Closing Dates”). The certificates representing the Shares shall be in such names and denominations as the Underwriters may request at least two full business days prior to the respective Closing Dates. In the event that the Underwriters determine to utilize DTC, the parties will use their best efforts to make the offering of the Shares “DTC eligible” and to comply with the procedures thereof.

3. Public Offering by the Underwriters. The Underwriters agree to cause the Shares to be offered to the public initially at the price and under the terms set forth in the Registration Statement and Prospectus as soon, on or after the effective date of this Agreement, as the Underwriters deem advisable, but no more than five full business days after such effective date. The Company is advised by the Underwriters that the Shares are to be offered to the public initially at U.S.$___ a share (the “Public Offering Price”).

4. Agreements of the Company. The Company covenants and agrees with the Underwriters that:

(a) If the Registration Statement has not been declared effective prior to the time of execution of this Agreement, the Company will use its best efforts to cause the Registration Statement to become effective as promptly as possible, or, if the procedure in Rule 430A of the Act is followed, to prepare and timely file with the Commission under Rule 424(b) under the Act a Prospectus in a form approved by the Underwriters containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rule 430A of the Act, and will not at any time, whether before or after the Effective Date, file any amendment or supplement to the Registration Statement, (i) that shall not have been previously submitted to, and approved by, the Underwriters or the Underwriters’ Counsel within a reasonable time prior to the filing thereof, (ii) to which the Underwriters or the Underwriters’ Counsel shall have reasonably objected as not being in compliance with the Act or the Rules and Regulations or (iii) which is not in compliance with the Act or the Rules and Regulations. If the Company elects to rely on Rule 462(b) under the Act, the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) under the Act prior to the time confirmations are sent or given, as specified by Rule 462(b)(2) under the Act, and shall pay the applicable fees in accordance with Rule 111 under the Act. The Company further agrees to file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Act.

(b) The Company will, promptly after it shall have received notice, notify the Underwriters, (i) of the receipt of any comments on, or requests for amendment of, the Registration Statement, for supplement of the Prospectus, or for additional or supplemental information, by or from the Commission, and (ii) of the time and date when the Registration Statement or any post-effective amendment thereto has become effective or any supplement to the Prospectus has been filed.

(c) The Company will advise the Underwriters promptly of any request of the Commission for an amendment or supplement to the Registration Statement or the Prospectus, or for any additional information, or of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, or of any judgment, order, injunction or decree preventing or suspending the use of any Preliminary Prospectus or the Prospectus, or of the institution of any proceedings for any of such purposes, of which it has Knowledge, and will use its best efforts to prevent the issuance of any stop order, and, if issued, to obtain as promptly as possible the lifting thereof.

(d) If at any time when a Prospectus relating to the Shares is required, in the opinion of Underwriters’ Counsel, to be delivered under the Act by the Underwriters (the “Prospectus Delivery Period”), any event shall have occurred as a result of which, in the reasonable opinion of counsel for the Company or the Underwriters’ Counsel, the Prospectus, as then amended or supplemented, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made when the Prospectus is delivered, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will notify the Underwriters promptly and, at the request of Merriman Curhan Ford & Co., prepare and file with the Commission an appropriate amendment or supplement in accordance with Section 10 of the Act, that will correct such statement or omission, or effect such compliance, each such amendment or supplement to be reasonably satisfactory to the Underwriters’ Counsel, and the Company will furnish to the Underwriters copies of such amendment or supplement as soon as available and in such quantities as the Underwriters may reasonably request.

(e) Within the Prospectus Delivery Period, or pursuant to the undertakings of the Company in the Registration Statement, the Company, at its own expense, will comply in all material respects with all requirements imposed upon it by the Act, the Rules and Regulations, the 1934 Act and the rules and regulations of the Commission promulgated under the 1934 Act, each as now or hereafter amended or supplemented, and by any order of the Commission so far as necessary to permit the continuance of sales of, or dealings in, the Shares.

(f) The Company will furnish to the Underwriters, without charge, a signed copy of the Registration Statement and of any amendment or supplement thereto that has been filed prior to the date of this Agreement, together with each exhibit filed therewith, and three conformed copies of such Registration Statement and as many amendments thereto (unsigned and exclusive of exhibits) as the Underwriters may reasonably request. The signed copies of the Registration Statement so furnished to the Underwriters will include signed copies of any and all consents and reports of the independent public auditors as to the financial statements included in the Registration Statement and Pricing Prospectus, and signed copies of any and all consents and certificates of any other person whose profession gives authority to statements made by them and who are named in the Registration Statement or Pricing Prospectus as having prepared, certified or reviewed any parts thereof.

(g) The Company will deliver to the Underwriters, without charge, (i) prior to the Effective Date, copies of each Preliminary Prospectus filed with the Commission bearing in red ink the statement required by Item 501 of Regulation S-B; (ii) on and from time to time after the Effective Date, copies of the Prospectus; and (iii) as soon as they are available, and from time to time thereafter, copies of each amended or supplemented Prospectus, and the number of copies to be delivered in each such case will be such as the Underwriters may reasonably request. The Company has consented and hereby consents to the use of each Preliminary Prospectus for the purposes permitted by the Act and the Rules and Regulations. The Company authorizes the Underwriters to use the Prospectus in connection with the sale of the Shares during the Prospectus Delivery Period. Notwithstanding the foregoing, the Underwriters shall not use any Preliminary Prospectus or the Prospectus if the Company has given the Underwriters written notice of the occurrence, or imminently potential occurrence, of any development that could cause such Preliminary Prospectus or Prospectus, as the case may be, to include an untrue statement of a material fact or to omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances, not misleading.

(h) The Company shall promptly from time to time take such action as the Underwriters may reasonably request to qualify or register the Shares for offering and sale under (or obtain exemptions from the application of) the securities laws of such U.S. jurisdictions as the Underwriters may request and comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares; provided that, notwithstanding the foregoing, the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph or where it would be subject to taxation as a foreign corporation, or (ii) consent to general service of process in any such jurisdiction. The Company will advise Merriman Curhan Ford & Co. promptly of receipt by the Company of any notice regarding the suspension of the qualification or registration of (or any such exemption relating to) the Shares for offering, sale or trading in any jurisdiction or any initiation of threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its reasonable best efforts to obtain the withdrawal thereof at the earliest possible date.

(i) During the period commencing on the date hereof and ending 90 days after the date of the Prospectus (the “Lock-Up Period”), the Company shall not (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, without the prior written consent of Merriman Curhan Ford & Co. (such consent not to be unreasonably withheld) and the prior consent of a majority of the Company’s independent directors.

The foregoing paragraph shall not apply to (i) the issuance of securities pursuant to the Company’s stock option plans in the form and amount approved for issuance as described in the Registration Statement and the Prospectus, (ii) the exercise of options or warrants or the conversion of a security outstanding on the date of the Prospectus and which is described in the Registration Statement or (iii) the issuance of securities in connection with a merger of acquisition by the Company of the assets or capital stock of another person or entity, so long as the securities so issued by the Company may not be resold during the Lock-up Period; provided, however, that the Company agrees that such issuances may be made subject to the terms of the form of Lock-Up Agreement attached hereto as Exhibit A. The Company also agrees that during such period, the Company will not file any registration statement, preliminary prospectus or prospectus, or any amendment or supplement thereto, under the Act for any such transaction described in the foregoing paragraph or which registers, or offers for sale, Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, except for a registration statement on Form S-8 relating to employee benefit plans. The Company agrees that if (a) during the last 17 days of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs, or (b) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions set forth herein shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, as applicable, unless Merriman Curhan Ford & Co. waives, in writing, such extension.

(j) As soon as practicable, but in any event not later than 45 days after the end of the 12-month period beginning on the day after the end of the fiscal quarter of the Company during which the effective date of the Registration Statement is deemed to occur pursuant to Rule 158(c), the Company will make generally available to its security holders (within the meaning of Section 11(a) of the Act) an earnings statement of the Company meeting the requirements of Rule 158(a) under the Act covering a period of at least 12 months beginning after the Effective Date, and advise the Underwriters that such statement has been so made available.

(k) The Company will apply the net proceeds (“Proceeds”) it realizes from the sale of the Shares in the manner set forth under the caption “Use of Proceeds” in the Pricing Prospectus.

(l) During the course of the distribution of the Shares, the Company will not and the Company will cause its officers and directors not to take, directly or indirectly, any action designed to or which might, in the future, cause or result in stabilization or manipulation of the price of the Shares.

(m) The Company will use its best efforts, at its cost and expense, to take all necessary and appropriate action to list the Shares on the NASDAQ and maintain such listing for as long as the Shares are so qualified.

(n) The Company will file with the Commission such information on Form 10-Q or Form 10-K as may be required by Rule 463 under the Act.

(o) The Company will, upon request of any Underwriter, furnish, or cause to be furnished, to such Underwriter an electronic version of the Company’s trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the Shares (the “License”); provided, however, that the License shall be used solely for the purpose described above, shall be granted without any fee and shall not be assigned or transferred.

(p) On the Closing Dates, all transfer or other taxes (other than income taxes) that are required to be paid in connection with the sale and transfer of the Shares will have been fully paid by the Company and all laws imposing such taxes, if any, will have been fully complied with.

(q) Subsequent to the dates as of which information is given in the Registration Statement and Pricing Prospectus and prior to the Closing Dates, except as disclosed in or contemplated by the Registration Statement and Pricing Prospectus, (i) the Company will not have incurred any liability or obligation, direct or contingent, or entered into any material transaction other than in the ordinary course of business; (ii) there shall not have been any change in the capital stock, funded debt (other than regular repayments of principal and interest on existing indebtedness) or other securities of the Company (except as contemplated in the Registration Statement), or the occurrence of any event, fact or condition that would reasonably be expected to result in a Material Adverse Effect; and (iii) the Company shall not have paid or declared any dividend or other distribution on the Common Stock or its other securities or redeemed or repurchased any of the Common Stock or other securities.

(r) The Company agrees that it has not made and, without the prior written consent of Merriman Curhan Ford & Co., it will not make any offer relating to the Shares that would constitute a “free writing prospectus” as defined in Rule 433 under the Act.

(s) The Company has complied with and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending.

(t) The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus or would include an untrue statement of material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to Merriman Curhan Ford & Co., will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus that will correct such statement or omission.

(u) Prior to the latest of the Option Closing Date, the Company will not issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, its condition, financial or otherwise, or earnings, business affairs or business prospects (except for routine oral communications in the ordinary course of business and consistent with past practices of the Company and of which, to the extent reasonably possible, Merriman Curhan Ford & Co. is notified in advance), without the prior written consent of Merriman Curhan Ford & Co., which consent shall not be unreasonably withheld or delayed, unless in the judgment of the Company and its counsel, and after notification of Merriman Curhan Ford & Co., such press release or communication is required by law.

Merriman Curhan Ford & Co., on behalf of the several Underwriters, may, in its sole discretion, waive in writing the performance by the Company of any one or more of the foregoing covenants or extend the time for their performance. Notwithstanding the foregoing, Merriman Curhan Ford & Co., for the benefit of each of the other Underwriters, agrees not to consent to any action proposed to be taken by the Company or any other holder of the Company’s securities that would otherwise be prohibited by, or to waive compliance by the Company or any such other security holder with the provisions of, any Lock-Up Agreement delivered in accordance with Section 2(x) hereof without giving each of the other Underwriters at least 17 days prior notice (or such shorter notice as each of the other Underwriters may deem acceptable to permit compliance with applicable provisions of NASD Conduct Rule 2711(f) restricting publication and distribution of research and public appearance by research analysts before and after the expiration, waiver or termination of a lock-up agreement).

5. Indemnity and Contribution by the Company and the Underwriters.

(a) The Company shall indemnify, defend and hold harmless each Underwriter and any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the 1934 Act, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which the Underwriters or any such controlling person may incur insofar as such loss, expense, liability, damage or claim arises out of or, is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or the Prospectus (the term Prospectus for the purpose of this Section 6 being deemed to include any Preliminary Prospectus, Pricing Prospectus, Issuer Free Writing Prospectus, the Prospectus and any Prospectus supplements, in each case as amended or supplemented by the Company), (ii) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction (domestic or foreign) in order to qualify the Shares under the securities or “blue sky” laws thereof or filed with the Commission or any securities association or securities exchange (each an “Application”), or (iii) any omission or alleged omission to state a material fact required to be stated in any such Registration Statement, Prospectus or Application or necessary to make the statements made therein in light of the circumstances under which they were made, not misleading; except, in the case of each of clauses (i), (ii) or (iii), to the extent that any such loss, expense, liability, damage or claim arises out of or is based upon (x) any such untrue statement or omission of a material fact contained in and in conformity with information furnished in writing by or on behalf of the Underwriters to the Company expressly for use in such Registration Statement or such Prospectus or (y) sales to any person asserting any such loss, expense, liability, damage or claim incurred from purchasing the Shares, if a copy of the Pricing Disclosure Package or the Prospectus (in each case, as then amended or supplemented if the Company shall have timely furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Pricing Disclosure Package or the Prospectus (in each case, as so amended or supplemented), as applicable, would have cured the defect giving rise to such loss, expense, liability, damage or claim, unless such failure is the result of noncompliance by the Company.

(b) Each of the Underwriters shall, severally and not jointly, indemnify, defend and hold harmless the Company and its directors, officers, employees and agents, each person who controls the Company, as the case may be, within the meaning of Section 15 of the Act or Section 20 of the 1934 Act from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, the Company, or any such person may incur but only insofar as such loss, expense, liability, damage or claim arises out of or is based upon (i) any untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or the Prospectus in reliance upon and in conformity with information furnished in writing by or on behalf of such Underwriter to the Company expressly for inclusion in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or the Prospectus, as specified in the last sentence of this Section 5(b), or (ii) any omission to state a material fact regarding such Underwriter required to be stated in such Registration Statement or the Prospectus or necessary to make such statement not misleading. The obligation of each of the Underwriters to indemnify the Company (including any director, officer, employee, agent or control person thereof) shall only relate to any untrue statement or omission which applies to the Underwriter. The Company and the Underwriters acknowledge that the information set forth (x) on the cover page of the Prospectus concerning the Underwriters, relating to the delivery of the Shares, and (y) under the caption “Underwriting” in the Prospectus with respect to passive market and stabilization activities by the Underwriters constitute the only information furnished by or on behalf of the Underwriters to the Company for purposes of this Section 5.

(c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of any claims or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify in writing each party against whom indemnification is to be sought of the claim or the commencement thereof (but the failure so to notify an indemnifying party shall not (i) relieve the indemnifying party from any liability which it may have under this Section 5, to the extent that it did not otherwise learn of such action and such failure does not materially prejudice the indemnifying party as a result thereof, and (ii) in any event shall not relieve it from any liability that such indemnifying party may have otherwise than on account of the indemnity agreement hereunder). The indemnifying party shall be entitled to appoint counsel of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. The indemnifying party may participate in the defense of such action at its own expense, and to the extent it may elect, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, the indemnifying party may assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, that counsel to the indemnifying party shall not (except with the written consent of the indemnified party) also be counsel to the indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed reasonably satisfactory counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, (iii) the indemnifying party does not diligently defend the action after assumption of the defense, or (iv) such indemnified party or parties shall have reasonably concluded based on the advice of the advice of counsel that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events the fees and expenses of one counsel selected by all of the indemnified parties to represent them all (in addition to one local counsel selected by all of the indemnified parties to represent them all in each applicable jurisdiction) shall be borne by the indemnifying parties. In the case of any separate counsel for the Company and its officers, directors and control persons, such counsel shall be designated in writing by the Company. In the case of any separate counsel for the Underwriters and their respective officers, directors and control persons, such counsel shall be designated in writing by Merriman Curhan Ford & Co. No indemnifying party shall, without the prior written consent of the indemnified parties, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could have been sought under this Section 5 (whether or not the indemnified parties are actual or potential parties thereto), unless (x) such settlement, compromise or consent (I) includes an unconditional release of the indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (II) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of the indemnified party, and (y) the indemnifying party reaffirms its indemnification obligations pursuant to this Agreement.

(d) If the indemnification provided for in this Section 5 is unavailable to an indemnified party under subsection (a) or (b) of this Section 5 in respect of any losses, expenses, liabilities, damages or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities, damages or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if (but only if) the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such losses, expenses, liabilities, damages or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total proceeds (net of underwriting discounts and commissions but before deducting expenses) received by the Company from the Shares sold under this Agreement, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the Shares purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Shares under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company on the one hand and the Underwriters on the other shall be determined by reference to, among other things, (i) whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Underwriters, (ii) the intent of the parties, and (iii) their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

(e) The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 5(d)(i) and, if applicable, Section 5(d)(ii), above. Notwithstanding the provisions of this Section 5, (i) none of the Underwriters shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by the Underwriters and, (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in Section 5(d) shall be several in proportion to their respective underwriting obligations and not joint.

The indemnity and contribution contained in this Section 5 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement and (ii) any investigation made by or on behalf of the Underwriters or the Company and such party’s officers or directors or any person controlling such parties.

6. Survival of Agreements, etc. All statements contained in any certificate delivered by or on behalf of the parties in connection with this Agreement shall be deemed to be representations and warranties hereunder. Notwithstanding any investigations made by or on behalf of the parties to this Agreement, all representations, warranties, indemnities and agreements made by the parties to this Agreement or pursuant hereto shall remain in full force and effect and will survive delivery of and payment for the Shares. The provisions of Sections 4, 5, 11 and 15 shall survive the termination or cancellation of this Agreement.

7. Conditions of Underwriters’ Obligations. The respective obligations of the Underwriters to purchase and pay for the Firm Shares as provided herein on the First Closing Date and, with respect to the Option Shares, the Option Closing Date, shall be subject to the accuracy of the representations and warranties on the part of the Company set forth in Section 1 as of the date hereof and as of the First Closing Date as though then made and, with respect to the Option Shares, as of the Option Closing Date as though then made, to the timely performance by the Company of its covenants and obligations hereunder, and to each of the following additional conditions:

(a) The Registration Statement shall have become effective prior to the execution of this Agreement, or at such later date as shall be consented to in writing by the Underwriters; no stop order suspending the effectiveness thereof shall have been issued and no proceedings for that purpose shall have been initiated or, to the Knowledge of the Company or any Underwriter, threatened by the Commission; any request of the Commission for additional information (to be included in the Registration Statement, any Preliminary Prospectus, any Pricing Prospectus, the Prospectus or otherwise) shall have been complied with to the satisfaction of Underwriters’ Counsel; the NASD shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements; and no amendment to the Registration Statement, any Preliminary Prospectus, any Pricing Prospectus, or the Prospectus to which the Underwriters or the Underwriters’ Counsel shall have reasonably objected, after having received reasonable notice of a proposal to file the same, shall have been filed.

(b) All corporate proceedings and other legal matters in connection with this Agreement, the form of Registration Statement, any Preliminary Prospectus, any Pricing Prospectus, and the Prospectus and the registration, authorization, issue, sale and delivery of the Shares, shall have been reasonably satisfactory to Underwriters’ Counsel, and such counsel shall have been furnished with such papers and information as they may reasonably have requested to enable them to pass upon the matters referred to in this Section 7.

(c) Subsequent to the execution and delivery of this Agreement and prior to the First Closing Date, and on the Option Closing Date, as the case may be, there shall not have been any Material Adverse Effect that, in the sole judgment of Merriman Curhan Ford & Co., is material and adverse and that makes it, in the sole judgment of Merriman Curhan Ford & Co., impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Prospectus.

(d) At the First Closing Date and on the Option Closing Date, as the case may be, the Underwriters shall have received from DLA Piper USA LLP, counsel for the Company (“Company Counsel”), a signed opinion dated as of such Closing Date, reasonably satisfactory to the Underwriters’ Counsel, in the form and substance of Exhibit B annexed hereto, including a signed negative assurance statement dated as of such Closing Date, reasonably satisfactory to the Underwriters’ Counsel, in the form and substance reflected in Exhibit B.

(e) At the First Closing Date, and on the Option Closing Date, as the case may be, the Underwriters shall have received from Underwriters’ Counsel a signed opinion dated as of such Closing Date in a form and substance reasonably satisfactory to the Underwriters.

(f) The Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from Bedford Russell, independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” with respect to the financial statements and certain financial information contained in the Registration Statement, any Preliminary Prospectus, any Pricing Prospectus, and the Prospectus; provided, however, that the letter delivered on the Closing Date shall use a “cut-off date” not earlier than two business days before the Closing Date.

(g) The Underwriters shall have received on the First Closing Date and on the Option Closing Date, as the case may be, a certificate of each of the Company, each dated the First Closing Date or the Option Closing Date, as the case may be, signed by the Chief Executive Officer and Chief Financial Officer of the Company to the effect that, and Merriman Curhan Ford & Co. shall be satisfied that:

(i) The representations and warranties of the Company in this Agreement are true and correct, as if made on and as of the First Closing Date or the Option Closing Date, as the case may be, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the First Closing Date or the Option Closing Date, as the case may be;

(ii) When the Registration Statement became effective and at all times subsequent thereto up to the delivery of such certificate, the Registration Statement, the Pricing Prospectus and the Prospectus, and any amendments or supplements thereto, contained all material information required to be included therein by the Act and the applicable rules and regulations of the Commission thereunder, as the case may be, and in all material respects conformed to the requirements of the Act and the applicable Rules and Regulations thereunder, the Registration Statement, any Preliminary Prospectus, any Pricing Prospectus, and the Prospectus, and any amendments or supplements thereto, did not and does not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (except with respect to the Registration Statement), not misleading; and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amended or supplemented Prospectus which has not been so set forth; and

(iii) Subsequent to the respective dates as of which information is given in the Registration Statement, any Preliminary Prospectus, any Pricing Prospectus, and the Prospectus, there has not been or occurred, as the case may be: (A) any Material Adverse Effect; (B) any transaction that is material to the Company and its Subsidiaries considered as a whole, except transactions entered into in the ordinary course of business; (C) any obligation, direct or contingent, that is material to the Company and the Subsidiaries considered as a whole, incurred by the Company or the Subsidiaries, except obligations incurred in the ordinary course of business; (D) any change in the capital stock or outstanding indebtedness of the Company or any of its Subsidiaries that is material to the Company and the Subsidiaries considered as a whole; (E) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any of the Subsidiaries; or (F) any loss or damage (whether or not insured) to the property of the Company or any of its Subsidiaries that has been sustained or will have been sustained that has a Material Adverse Effect.

(h) The Company shall have obtained and delivered to the Underwriters Lock-up Agreements, substantially in the form of Exhibit A attached hereto, from each officer and director of the Company.

(i) The Shares shall be listed on the NASDAQ Global Market, subject only to official notice of issuance.

(j) The Company shall have complied with the provisions of this Agreement with respect to the furnishing of Prospectuses.

(k) On or before each of the First Closing Date and the Option Closing Date, as the case may be, the Underwriters and Underwriters’ Counsel shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Shares as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

If any condition specified in this Section 7 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Underwriters by written notice to the Company at any time on or prior to the First Closing Date and, with respect to the Option Shares, at any time prior to the Option Closing Date, which termination shall be without liability on the part of any party to any other party, except for the expenses described in Section 11 of this Agreement.

8. Default of One or More of the Underwriters. Subject to Sections 7 and 10 hereof, if, on the First Closing Date or the Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase does not exceed 10% of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated, severally, in the proportions that the number of Firm Shares set forth opposite their respective names on Schedule A bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, to purchase the Shares that such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date. If, on the First Closing Date or the Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares and the aggregate number of Shares with respect to which such default occurs exceeds 10% of the aggregate number of Shares to be purchased on such date, and arrangements satisfactory to the Company and the other Underwriters for the purchase of such Shares are not made within 48 hours after such default, this Agreement shall terminate without liability of any non-defaulting Underwriter or the Company or the Subsidiaries, except that the provisions of Section 5, 11 and 15 shall at all times be effective and shall survive such termination. In any such case either the Underwriters or the Company shall have the right to postpone the First Closing Date or the Option Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Registration Statement and the Prospectus or any other documents or arrangements may be effected.

As used in this Agreement, the term “Underwriter” shall be deemed to include any person substituted for a defaulting Underwriter under this Section 8. Any action taken under this Section 8 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

9. Effective Date. This Agreement will become effective (the “Effective Date”) upon the later of when (i) the Underwriters and the Company shall have received notification of the effectiveness of the Registration Statement or (ii) the execution of this Agreement.

10. Termination. The Underwriters shall have the right by written notice to the Company (which may be delivered electronically through email or facsimile) to terminate this Agreement at any time prior to the First Closing Date or, with respect to the obligations of the Underwriters to purchase the Option Shares, at any time prior to the Option Closing Date, as the case may be, if (i) the Company shall have failed or refused to fully perform or comply with any of the provisions of this Agreement on its part to be performed and complied with by it prior to the applicable Closing Date; (ii) any of the conditions of Underwriters’ obligations as set forth in Section 7 herein shall not have been satisfied on or prior to the First Closing Date or the Option Closing Date, as the case may be; (iii) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or NASDAQ, shall have been suspended; (iv) minimum or maximum prices will have been established on such exchanges by the Commission or the NASD; (v) a general banking moratorium shall have been declared either by federal or New York state authorities; (vi) any other restrictions on transactions in securities materially affecting the free market for securities or the payment for such securities or adversely affecting the distribution of the Firm Shares or the Option Shares, as the case may be, shall be established by any of such exchanges, by the Commission, by any other federal or state agency, by action of the Congress or by Executive Order; (vii) the Company shall have sustained a material loss, whether or not insured, by reason of earthquake, fire, flood, accident or other calamity of such character as in the sole judgment of Merriman Curhan Ford & Co. may interfere materially with the conduct of the Business and operations of the Company or make it impracticable to proceed with the offering, sale and delivery of the Firm Shares or the Option Shares, as the case may be, on the terms contemplated by any Preliminary Prospectus, any Pricing Prospectus, or the Prospectus; (viii) any action has been taken by the government of the United States or any department or agency thereof that, in the sole judgment of Merriman Curhan Ford & Co., has had a material adverse effect upon the general market for securities and has made it impracticable to proceed with the offering, sale and delivery of the Firm Shares or the Option Shares, as the case may be, on the terms set forth in any Preliminary Prospectus, any Pricing Prospectus, or the Prospectus; (ix) there shall have occurred the outbreak of any new war, a significant escalation in existing hostilities or any other event or calamity, including without limitation as a result of terrorist activities, that, in the sole judgment of Merriman Curhan Ford & Co., materially disrupts the financial markets of the United States and makes it impracticable to proceed with the offering, sale and delivery of the Firm Shares or the Option Shares, as the case may be, on the terms set forth in the Prospectus; (x) the general market for securities or political, legal or financial conditions shall deteriorate so materially from that in effect on the date of this Agreement that, in the sole judgment of Merriman Curhan Ford & Co., it becomes impracticable for the Underwriters to commence or proceed with the public offering of the Shares and with the payment for or acceptance thereof; (xi) trading of any securities of the Company shall have been suspended, halted or delisted on any exchange or in any over-the-counter market or by the Commission; or (xii) in the sole judgment of Merriman Curhan Ford & Co., any change that could result in a Material Adverse Effect shall have occurred since the date as of which information is given in the Registration Statement, any Preliminary Prospectus, any Pricing Prospectus, or the Prospectus. Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement, and whether or not this Agreement is otherwise carried out, the provisions of Sections 5, 11 and 15 hereof shall not be in any way affected by such election or termination or failure to carry out the terms of this Agreement or any part hereof.

11. Expenses.

(a) Whether or not the offering of the Shares is consummated, the Company agrees to pay all costs and expenses incident to the performance of the obligations of the Company hereunder, including without limiting the generality of the foregoing: (i) the preparation, printing, filing with the Commission, and copying of the Registration Statement, each Preliminary Prospectus, the Prospectus, this Agreement and other underwriting documents, if any, and any drafts, amendments or supplements thereto, including the cost of all copies thereof supplied to the Underwriters in such quantities as reasonably requested by the Underwriters and the costs of mailing Prospectuses to offerees and purchasers of the Shares; (ii) the printing, engraving, issuance and delivery of certificates representing the Shares, including any transfer or other taxes payable thereon; (iii) the reasonable fees, expenses and other costs related to the registration or qualification of the Shares under state securities or “blue sky” laws, in accordance with the provisions of Section 12(c) below; (iv) the reasonable fees, costs and disbursements of Underwriters’ Counsel in connection with the review and analysis of certain “blue sky” matters related to the offering; (v) all reasonable fees and expenses of Company counsel and accountants; (vi) the fees and expenses of Underwriters’ Counsel, incurred in connection with obtaining clearance of the offering with the NASD; (vii) all costs and expenses of any listing of the Shares on the NASDAQ Global Market or any other stock exchange or over-the-counter market, or in Standard and Poor’s Corporation Records or any other securities manuals; (viii) the cost of “tombstone” advertisements to be placed in one or more daily or weekly periodicals as the Underwriter may request; (ix) travel expenses of the Company in connection with the “road show” presentations; (x) all other costs and expenses incident to the performance of the Company’s obligations hereunder which are not otherwise specifically provided for in this Section 12(a); provided, however, that the aggregate fees and expenses referenced in clauses (iv) and (vi) shall not exceed $10,000; and provided further that except as provided in this Section 11, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Shares that they may sell and the expenses of advertising (including any “tombstone”) the offering of the Shares by the Underwriters. The obligations of the Company under this Section 11(a) shall survive any termination or cancellation of this Agreement.

(b) In addition to the responsibility of the Company for payment of the foregoing expenses, the Company shall pay to the Underwriters a non-accountable expense allowance equal to 0.50% of the gross proceeds of the offering of the Firm Shares. The non-accountable expense allowance due shall be paid at the First Closing Date. If the sale of the Firm Shares provided for herein is not consummated because the Underwriters elect to terminate this Agreement in accordance with clause (i) or (ii) of Section 10(a) hereof, then the Company shall reimburse the Underwriters in full for their actual accountable out-of-pocket expenses incurred in connection with the proposed purchase and sale of the Shares (including, without limitation, the fees and disbursements of Underwriters’ Counsel without regard to any limitations set forth in Section 11(a)). Not-withstanding the foregoing, in the event the offering is terminated, each Underwriter will not be entitled to retain or receive more than an amount equal to its actual accountable out-of-pocket expenses and shall reimburse the Company for the remainder, if any. The Underwriters hereby acknowledge and agree that their expenses in connection with the “road show” presentations shall be paid from the non-accountable expense allowance.]

(c) Subject to Section 4(h) hereof, the Underwriters shall determine in which states or jurisdictions the Shares shall be registered or qualified for sale.

12. Notices. Any notice hereunder shall be in writing, unless otherwise expressly provided herein, and if to the respective persons indicated, will be sufficient if mailed by certified mail, return receipt requested, postage prepaid, delivered by national overnight courier service or hand delivered, addressed as respectively indicated or to such other address as will be indicated by a written notice similarly given, to the following persons:

(a) If to the Underwriters - addressed to Merriman Curhan Ford & Co., 600 California Street, 9th Floor, San Francisco, CA 94108, Attn: Steven Foland, Head of Investment Banking; with a copy to Morrison & Foerster LLP, 1290 Avenue of the Americas, New York, New York 10104, Attention: James R. Tanenbaum, Esq.; provided, however, that such copy to Morrison & Foerster LLP shall not constitute notice delivered to the Underwriters.

(b) If to the Company - addressed to MMC Energy, Inc., 26 Broadway, Suite 907, New York, New York 10004, Attention: Karl Miller, Chief Executive Officer, with a copy to DLA Piper US LLP, 1251 Avenue of the Americas, New York, New York 10020, Attention: John E. Depke, Esq.; provided, however, that such copy to DLA Piper shall not constitute notice delivered to the Company.

13. Successors. This Agreement will inure to the benefit of and be binding upon the Underwriters, the Company and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended, or will be construed, to give any person, corporation or other entity other than the controlling persons, directors, officers, employees and agents referred to in Section 5 hereof (to the extent provided for in Section 5), and their respective successors and assigns, any legal or equitable right, remedy, or claim under or in respect to this Agreement or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other persons. Notwithstanding anything contained herein to the contrary, no purchaser of any of the Shares from the Underwriters will be deemed a successor or assign solely because of such purchase.

14. Finders and Holders of First Refusal Rights.

(a) Except as set forth in Schedule 14 to this Agreement the Company represents and warrants to the Underwriters that it has not paid any compensation for services as a finder in connection with any prior financing of the Company during the twelve-month period immediately preceding the date hereof and that no person is entitled, directly or indirectly, to compensation for services as a finder in connection with the transactions contemplated by this Agreement. The Company further represents and warrants, that no person holds a right of first refusal or similar right in connection with the transactions contemplated by this Agreement that has not been waived. In addition, the Company agrees to indemnify and hold harmless the Underwriters, their officers, directors, agents and each person, if any, who controls such Underwriters within the meaning of Section 15 of the Act, from and against any loss, liability, claim, damage or expense whatsoever arising out of a claim by an alleged finder or alleged holder of a right of first refusal or similar right in connection with the transactions contemplated by this Agreement by the Company, insofar as such loss, liability, claim, damage or expense arises out of any action or alleged action of the Company, as the case may be.

(b) Each of the Underwriters, severally and not jointly, represents and warrants to the Company that no person is entitled, directly or indirectly, to compensation for services as a finder in connection with the proposed transactions contemplated by this Agreement; and each of the Underwriters, severally and not jointly, agrees to indemnify and hold harmless the Company and its officers, directors and agents, from and against any loss, liability, claim, damage or expense whatsoever arising out of a claim by an alleged finder in connection with the proposed offering, insofar as such loss, liability, claim, damage or expense arises out of any action or alleged action of such Underwriter.

15. Applicable Law. This Agreement shall be a deemed to be a contract made under the laws of the State of New York and for all purposes shall be governed by and construed in accordance with the laws of said State applicable to contracts made and to be performed entirely within such State. Each of the Company and the Underwriters (i) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively in the State courts of the State of New York, County of New York, or in the United States District Court for the Southern District of New York, (ii) waives any objection which the Company or the Underwriters, as the case may be, may have now or hereafter to the venue of any such suit, action or proceeding, and (iii) irrevocably consents to the jurisdiction of the State courts of the State of New York, County of New York, or in the United States District Court for the Southern District of New York in any such suit, action or proceeding. Each of the Company and the Underwriters further agrees to accept and acknowledge service of any and all process which may be served in any suit, action or proceeding in the State courts of the State of New York, County of New York, or in the United States District Court for the Southern District of New York, and agrees that service of process upon the Company or the Underwriters, as the case may be, mailed by certified mail to such party’s address as set forth in Section 12 hereof shall be deemed in every respect effective service of process upon such party in any such suit, action or proceeding. In the event of litigation between the parties arising hereunder, the prevailing party shall be entitled to costs and reasonable attorney’s fees.

16. No Fiduciary Duty. The Company hereby acknowledges that (a) the Underwriters are acting as principals and not as agents or fiduciaries of the Company and (b) the Company’s engagement of the Underwriters in connection with the offering of Shares contemplated by the Prospectus is as independent contractors and not in any other capacity. Furthermore, the Company agrees that it is solely responsible for making its own judgments in connection with the offering of Shares contemplated by the Prospectus (irrespective of whether the Underwriters have advised or is currently advising the Company on related or other matters). The Company waives any claim that the Company has against the Underwriters with respect to any breach of fiduciary duty in connection with this offering.

17. Headings. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect any of the terms or provisions hereof.

18. Counterparts. This Agreement may be executed in any number of counterparts which, taken together, shall constitute one and the same instrument.

19. Entire Agreement. This Agreement sets forth the entire agreement and understanding between the Underwriters and the Company with respect to the subject matter hereof, and supersedes all prior agreements, arrangements and understandings, written or oral, between them.

20. Terminology. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders and the singular shall include the plural, and vice versa.

[SIGNATURE PAGE FOLLOWS]

If the foregoing correctly sets forth our understanding, please indicate the Underwriters’ acceptance thereof, as of the day and year first above written, in the spaces provided below for that purpose, whereupon this letter with the Underwriters’ acceptance shall constitute a binding agreement among us.

Very truly yours,

MMC ENERGY, INC.

By:
Name:	Karl Miller
Title:	President and Chief Executive Officer

Confirmed and accepted on the day and year first above written.

THE UNDERWRITERS

MERRIMAN CURHAN FORD & CO.
Acting severally on behalf of itself and as representative of the several Underwriters

By:	MERRIMAN CURHAN FORD & CO.

By:
Name:
Title:

EXHIBIT A

(Lock-Up Letter Agreement)

_________, __, 2006
Merriman Curhan Ford & Co.
As Representative of the several Underwriters
600 California Street, 9th Floor
San Francisco, California 90108

Ladies and Gentlemen:

The undersigned understands that you and certain other firms (the “Underwriters”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) providing for the purchase by the Underwriters of shares (the “Stock”) of Common Stock, par value $0.001 per share (the “Common Stock”), of MMC Energy, Inc., a Delaware corporation (the “Company”), and that the Underwriters propose to reoffer the Stock to the public (the “Offering”).

In consideration of the execution of the Underwriting Agreement by the Underwriters, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of Merriman Curhan Ford & Co., on behalf of the Underwriters (which consent may be withheld in its sole discretion), the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock (including, without limitation, shares of Common Stock that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and shares of Common Stock that may be issued upon exercise of any options or warrants) or securities convertible into or exercisable or exchangeable for Common Stock (other than the Stock), (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, (3) make any demand for or exercise any right or file or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock or any other securities of the Company or (4) publicly disclose the intention to do any of the foregoing, for a period commencing on the date hereof and ending on the 90th day after the date of the Prospectus relating to the Offering (such 90-day period, the “Lock-Up Period”). The foregoing sentence shall not apply to transactions relating to (a) the sale by the undersigned of Common Stock to Merriman Curhan & Ford or the other underwriters participating in the Offering, (b) the sale of shares of Common Stock or securities acquired in open market transactions after the completion of the Offering, provided that no filing under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall be required or shall be voluntarily made in connection with subsequent sales of Common Stock or other securities acquired in such open market transactions, (c) transfers of shares of Common Stock or any security convertible into Common Stock as a bona fide gift, (d) distributions of shares of Common Stock or securities to partners, members or stockholders of the undersigned, or (e) if the undersigned is a corporation, transfers of shares of Common Stock or securities to an affiliate or affiliates of such corporation; provided that in the case of any gift, distribution or transfer pursuant to clause (c), (d) or (e), (i) each donee or distributee shall sign and deliver a lock-up letter substantially in the form of this letter and (ii) no filing under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of shares of Common Stock, shall be required or shall be voluntarily made during the restricted period referred to in the foregoing sentence. Notwithstanding the foregoing, nothing contained in this letter shall prohibit the undersigned from establishing a trading plan pursuant to Rule 10b5-1 of the Exchange Act, provided that the undersigned shall not engage in any transaction under such trading plan until the termination of the restrictions imposed by this agreement.

Exh. A-1

Notwithstanding the foregoing, if (1) during the last 17 days of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Lock-Up Letter Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or the occurrence of the material event, unless you waive such extension in writing. The undersigned hereby further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Lock-Up Letter Agreement during the period from the date of this Lock-Up Letter Agreement to and including the 34th day following the expiration of the Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as such may have been extended pursuant to this paragraph) has expired.

With respect to the Offering, the undersigned waives any registration rights relating to registration under the Securities Act of 1933, as amended, or otherwise, of any Common Stock owned either of record or beneficially by the undersigned, including any rights to receive notice of the Offering.

In furtherance of the foregoing, the Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.

It is understood that, if the Company notifies the Underwriters that it does not intend to proceed with the Offering, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Stock, the undersigned will be released from its obligations under this Lock-Up Letter Agreement.

Exh. A-2

The undersigned understands that the Company and the Underwriters will  proceed with the Offering in reliance on this Lock-Up Letter Agreement.

Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

[Signature page follows]

Exh. A-3

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Very truly yours,

By:
Name: Title:

Dated: _______________

Exh. A-4

EXHIBIT B-1

(Form of Opinion of Company Counsel)

1. The Company validly exists as a corporation in good standing under the laws of the State of Delaware. The Company has the corporate power and authority to own its property and to conduct its business as described in the Prospectus. The Company is qualified to do business or licensed as a foreign corporation and is in good standing under the laws of each jurisdiction listed on Schedule [     ] hereto.

2. Each of the subsidiaries of the Company identified in Schedule [    ] hereto is qualified to do business and is in good standing under the laws of the jurisdictions listed opposite such subsidiary’s name in Schedule [    ] hereto.

3. The Company has authorized and issued capital stock as set forth in the Registration Statement and the Prospectus and the shares of capital stock of the Company issued and outstanding immediately prior to the issuance of the Shares have been duly authorized and validly issued, and are fully paid and non-assessable.

4. The Shares to be issued and sold by the Company on the date hereof have been duly authorized by the Company and, when issued and sold by the Company, and delivered by the Company to, and paid for by, the Underwriters in accordance with the terms of the Underwriting Agreement, will be validly issued, fully paid and non-assessable.

5. No stockholder of the Company or any other person has any preemptive right, right of first refusal or other similar right to subscribe for or purchase securities of the Company arising (i) by operation of the certificate of incorporation or by-laws of the Company, as currently in effect, or (ii) under the Delaware General Corporation Law.

6. Except as disclosed in the Prospectus, to our knowledge, there are no contractual preemptive rights that have not been waived with respect to the Shares to be issued and sold by the Company on the date hereof.

7. Except as disclosed in the Prospectus, to our knowledge (i) there are no outstanding securities of the Company convertible into or exchangeable or exercisable for or evidencing the right to purchase or subscribe for any shares of capital stock of the Company, and (ii) there are no outstanding or authorized options, warrants or rights of any character obligating the Company to issue any shares of its capital stock or any securities convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of such capital stock. Except as described in the Prospectus or pursuant to that certain separation Agreement and Release dated March 12, 2007 by and between the Company and Martin Quinn, to our knowledge, no holder of any securities of the Company has the right, which has not been satisfied or effectively waived, to have any shares of common stock or other securities of the Company included in the Registration Statement or the right, as a result of the filing of the Registration Statement, to require registration under the Act of any shares of common stock or other securities of the Company.

Exh. B-1

8. The Company has taken all necessary corporate action to authorize it to (i) issue the Shares, (ii) execute, deliver and perform all of its other obligations under the terms and provisions of the Underwriting Agreement, and (iii) consummate the transactions contemplated thereby.

9. The execution and delivery of the Underwriting Agreement by the Company does not, and the consummation of the transactions contemplated by the Underwriting Agreement by the Company, including the issuance and sale of the Shares, will not: (a) result in any breach or default under (nor constitute any event that, with notice, lapse of time or both, would result in any breach or default under) (i) any provision of the certificate of incorporation or by-laws of the Company, as amended to date, or (ii) any provision of any agreement or instrument filed as an exhibit to the Registration Statement; or (b) violate (i) any provision of any applicable federal law, New York State commercial law or the Delaware General Corporation Law, in each case known to us to be customarily applicable to transactions of the nature contemplated by the Underwriting Agreement, or (ii) any judgment, decree or order known to us of any court or any public governmental or regulatory agency or body having jurisdiction over the Company, except in the case of clauses (a)(ii), (b)(i) and (b)(ii) above, as would not have a Material Adverse Effect.

10. No consent, approval, authorization or order of, or qualification with, any federal or state governmental or regulatory commission, board, body, authority or agency is required to be obtained or made by the Company in connection with the issuance and sale of the Shares, and the consummation by the Company of the transactions contemplated by the Underwriting Agreement, other than such as have previously been obtained on or prior to the date hereof and are in full force and effect, including, without limitation, registration of the Shares under the Securities Act and of the common stock of the Company under the Exchange Act; provided, however, that we express no opinion as to (a) state securities or “blue sky” laws or foreign securities laws of the various jurisdictions in which the Shares are being offered by the Underwriters, and (b) the approval of the National Association of Securities Dealers, Inc. of the terms and conditions of the Underwriting Agreement.

11. To our knowledge, there are no contracts, licenses, or other documents that are required to be described in the Prospectus or to be filed as exhibits to the Registration Statement by the Regulations that have not been described or filed as required.

12. We have read the statements in the Prospectus under the captions “Risk Factors - We are subject to electricity generating and other rules and regulations that are costly to comply with and subject to change,” the last paragraph under “Business-Industry Overview-Electricity Generating Market,” “Business-Government Regulation,” “Description of Capital Stock,” “Shares Eligible for Future Sale” and “Material United States Tax Considerations for Non-U.S. Holders,” and in Items 24 and 26 of Part II of the Registration Statement, in each case, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein or refer to statements of law or legal conclusions, fairly summarize, in all material respects, the matters referred to therein.

13. The Registration Statement [and the Rule 462(b) Registration Statement, if any,] has been declared effective by the Commission under the Act and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement [or the Rule 462(b) Registration Statement, if any] has been issued by the Commission nor, to our knowledge, is a proceeding for that purpose pending before or contemplated by the Commission. Any required filing of the Prospectus pursuant to Rule 424 under the Act has been made in the manner and within the time period required by such Rule 424.

Exh. B-2

14. The Company is not, and after giving effect to the offering and sale of the Shares and application of the proceeds thereof as described in the Prospectus will not be, required to register as an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

15. To our knowledge, there are no California, Delaware or U.S. federal legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party that are of a character required to be described in the Registration Statement and the Prospectus that have not been described therein.

16. The Registration Statement, the Pricing Prospectus and the Prospectus (except as to the financial statements, and other financial data or financial models included therein, as to which we express no opinion), at the time it was filed with the Commission, complied as to form in all material respects with the requirements of the Act and the rules and regulations thereunder.

In addition to the foregoing opinions, we advise you supplementally that we have participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, representatives of the Underwriters and representatives of Underwriters’ counsel, during which conferences the contents of the Registration Statement, the Pricing Disclosure Package and the Prospectus and related matters were discussed. Although we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus (other than as specified in Paragraphs 12 and 16 above), on the basis of the information we gained during the course of performing the services referred to above, we confirm to you that nothing has come to the attention of those lawyers in our firm who have participated in the representation of the Company in connection with the offering, including the diligence process, and preparation of the Registration Statement, the Pricing Disclosure Package and the Prospectus, that has led us to believe that (i) the Registration Statement, at the time it was declared effective, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein not misleading, (ii) the Pricing Disclosure Package, at the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) the Prospectus, at the time the Prospectus was filed with the Commission or at the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (in each case, it being understood that we do not express any belief with respect to the financial statements or financial models and other financial data included therein, included in the Registration Statement, the Pricing Disclosure Package or the Prospectus).

Exh. B-3

SCHEDULE A

Underwriters

Name of Underwriter	Number of Firm Shares Purchased
Merriman Curhan Ford & Co.
Canaccord Adams Inc.
SMH Capital Inc.

Total

SCHEDULE B

Pricing Information

SCHEDULE 1(b)

List of Issuer Free Writing Prospectuses and Other Supplemental Materials

SCHEDULE 14

[Finders]